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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

JAGUAR ANIMAL HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36714 (Commission File Number)	46-2956775 (IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

Registrant's telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

        On March 31, 2017, Jaguar Animal Health, Inc., a Delaware corporation (the "Jaguar"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Napo Pharmaceuticals, Inc., a Delaware corporation ("Napo"), Napo Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Jaguar ("Merger Sub"), and Gregory Stock, the Napo representative, pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Napo, with Napo becoming a wholly-owned subsidiary of Jaguar and the surviving corporation of the merger (the "Merger").

        Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, (i) each issued and outstanding share of Napo common stock (other than dissenting shares and shares held by Jaguar or Napo) will be converted into a contingent right to receive up to a whole number of shares of Jaguar common stock compromising in the aggregate no more than approximately 21.5% of the fully diluted shares of Jaguar common stock immediately following the consummation of the merger ("Contingent Right Holders"), which contingent right will vest if the subsequent resale of certain shares of Jaguar common stock ("the Tranche A Shares") issued by Jaguar to Nantucket Investments Limited ("Nantucket") in the Napo litigation debt settlement described further below provides Nantucket with specified cash returns upon the subsequent sale of their Tranche A Shares to third parties over a specified period of time (the "Hurdle Amounts"), (ii) existing creditors of Napo (inclusive of Nantucket) will be issued in the aggregate approximately 43,102,595 shares of Jaguar non-voting common stock and 2,005,245 shares of Jaguar voting common stock in full satisfaction of all existing indebtedness then owed by Napo to such creditors and (iii) an existing Napo stockholder will be issued an aggregate of approximately 3,243,243 shares of Jaguar common stock in return for $3 million of new funds invested into Jaguar by such investor, which will be immediately loaned to Napo to partially facilitate the extinguishment of the Nantucket debt in Napo. At closing, it is contemplated that unless consented to or waived by Jaguar, Napo will have no more than (x) $11.3 million in secured and unsecured debt for monies borrowed (a portion of such debt proceeds which will be used to pay off Napo's secured debt owed to Nantucket), (y) $6.2 million of trade payables and certain other debt, excluding transaction expenses and (z) Napo's cash at closing shall be no less than $500,000.

        Shares of Jaguar non-voting common stock have the same rights to dividends and other distributions and are convertible into shares of common stock on a one-for-one basis upon (x) transfers to non-affiliates of Nantucket at the option of the respective holders thereof and (y) the release from escrow of certain non-voting shares held by Nantucket to the legacy stockholders of Napo under specified conditions.

        Jaguar will also assume (i) each outstanding and unexercised option to purchase Napo common stock, which will be converted into options to purchase Jaguar common stock, (ii) each outstanding warrant to purchase Napo capital stock, which will be converted into warrants to purchase Jaguar common stock, and (iii) each outstanding restricted stock unit to acquire Napo capital stock, which will be converted into restricted stock units to acquire Jaguar common stock.

        The stockholders of Jaguar will continue to own their existing shares and the rights and privileges of their existing shares will not be affected by the merger. However, because Jaguar will be issuing new shares of Jaguar common stock and non-voting common stock to Napo creditors, and options, warrants and restricted stock units exercisable for Jaguar common stock to holders of Napo options, warrants and restricted stock units in the merger, the stockholders of Jaguar will experience dilution as a result of the issuance of shares in the merger and each outstanding share of Jaguar common stock immediately prior to the merger will represent a smaller percentage of the total number of shares of Jaguar common stock and non-voting common stock issued and outstanding after the merger. It is expected that Jaguar stockholders and option and warrant holders before the merger will hold approximately 25% of the total Jaguar common stock and non-voting common stock issued and outstanding on a fully diluted basis ("Jaguar Equity Holders") immediately following completion of the merger. Thus, Jaguar Equity Holders before the merger will experience dilution in the amount of approximately 75% as a result of the merger.

        Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of Jaguar and Napo. The Merger Agreement contains specified termination rights for both Jaguar and Napo, and further provides that, if the merger fails to close for any reason on, or prior to, July 31, 2017, other than as a result directly or indirectly of (x) lack of stockholder approval by either Jaguar or Napo or (y) Napo (i) fails to perform in accordance with the terms and conditions of the Binding Agreement of Terms for Jaguar Animal Health, Inc. Acquisition of Napo Pharmaceuticals, Inc., dated February 8, 2017, between Jaguar and Napo (the "Binding Agreement of Terms") or the merger documents or (ii) fails to abide by or breaches the provisions or representations, warranties and covenants of the Binding Agreement of Terms or the merger documents, then on, or before, the close of business on August 7, 2017, Jaguar will issue 2,000,000 shares of its restricted common stock to Napo.

        The Board of Directors and executive management of Jaguar is expected to remain unchanged following the effective time of the Merger.

        In connection with the Merger, Jaguar will seek stockholder approval to (1) issue shares of Jaguar common stock and non-voting stock as contemplated in the Merger Agreement, (2) adopt an amended and restated certificate of incorporation to: (a) authorize a class of non-voting common stock and (b) change the name of Jaguar to Jaguar Health, Inc., each subject to the consummation of the Merger, and (3) increase the number of shares authorized to be issued under the Jaguar 2014 Stock Incentive Plan.

        The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Settlement of Outstanding Napo Debt

        In order to induce Jaguar to enter into the Merger Agreement, on March 31, 2017, Napo entered into a Settlement and Discounted Payoff Agreement with Nantucket and the lenders named therein (the "Settlement Agreement") pursuant to which Napo agreed, simultaneously with the consummation of the merger, (a) to make a cash payment to Nantucket of no less than $8 million, which will reduce the outstanding principal obligations under the Litigation Financing Agreement, dated October 10, 2014, by and between Napo and Nantucket (the "Financing Agreement"), and (b) in satisfaction as a compromise for the outstanding obligations under the Financing Agreement and the release of any lien or security interest in respect of such outstanding obligations, (x) to transfer to Nantucket 2,666,666 shares of Jaguar common stock owned by Napo and (y) pursuant to the merger agreement, to cause Jaguar to issue to Nantucket 1,940,382 newly issued shares of Jaguar voting common stock and 38,380,028 newly issued shares of Jaguar non-voting common stock, which shares are subject to the terms of the Investor Rights Agreement described below.

        In connection with the execution of the Merger Agreement and the Settlement Agreement, Jaguar and Nantucket entered into an Investor Rights Agreement, dated March 31, 2017 (the "Investor Rights Agreement") pursuant to which, among other things, Jaguar has agreed to register the resale of those shares on one or more registration statements. A portion of these shares will be held in escrow and released to either Nantucket or the former Napo stockholders, depending on whether Nantucket receives sufficient proceeds from the resale of the Tranche A Shares to third parties to satisfy the Hurdle Amounts. The Investor Rights Agreement also provides that Jaguar cannot pay any dividends on any shares of its capital stock or redeem any shares, except in limited circumstances, without the prior written consent of Nantucket.

        The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Investor Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

        To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
Resignation of Chief Scientific Officer

        On March 30, 2017, Roger Waltzman submitted his resignation, effective April 3, 2017, as Chief Scientific Officer of Jaguar.

Item 8.01    Other Events.

        On March 31, 2017, Jaguar issued a press release in connection with the announcement of the Merger, which is attached as Exhibit 99.1 to this Form 8-K.

Disclaimer on Forward-looking Statements

        This Current Report on Form 8-K contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These include statements regarding the benefits of the acquisition of Napo, including future financial and operating results, Jaguar's or Napo's plans, objectives, expectations and intentions and the expected timing of completion of the transaction. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Jaguar has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond Jaguar's control. Except as required by applicable law, Jaguar does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Important Information for Investors and Stockholders

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Jaguar and Napo, Jaguar will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a joint proxy statement of Jaguar and Napo that also constitutes a prospectus of Jaguar. The definitive joint proxy statement/prospectus will be delivered to Jaguar's and Napo's stockholders. INVESTORS AND SECURITY HOLDERS OF JAGUAR AND NAPO ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by Jaguar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jaguar will be available free of charge on Jaguar's internet website at www.jaguaranimalhealth.com or by contacting Jaguar at: Investor Relations, Jaguar Animal Health, Inc., 201 Mission Street, Suite 2375, San Francisco, California, 94105; (415)-371-8300.

Participants in the Merger Solicitation

        Jaguar, Napo, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Jaguar's and Napo's stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Jaguar is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 29, 2016. Information about the executive officers of Napo is set forth at www.napopharma.com. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated March 31, 2017 by and among Jaguar Animal Health, Inc., Napo Pharmaceuticals, Inc., Napo Acquisition Corporation, and Gregory Stock.
10.1	Investor Rights Agreement, dated March 31, 2017, by and between Jaguar Animal Health, Inc. and Nantucket Investments Limited.
99.1	Jaguar Animal Health, Inc. Press Release dated March 31, 2017.

*
The Agreement and Plan of Merger filed as Exhibit 2.1 omits certain exhibits and the disclosure schedules to the Merger Agreement pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish on a supplemental basis a copy of the omitted exhibits and schedules to the SEC upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR ANIMAL HEALTH, INC.
By:	/s/ KAREN S. WRIGHT
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: March 31, 2017

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES